SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. 1

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

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4)    Date Filed:

_______________________________________________________________

Explanatory Note

Principal Variable Contracts Funds, Inc. is filing these Definitive Additional Materials for the sole purpose of furnishing a digest size of the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 4, 2019. No material changes were made to the Definitive Proxy Statement previously filed.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

March 4, 2019

Dear Contract Owner:
We cordially invite you to attend a joint annual meeting of shareholders (the "Meeting") of each series of Principal Variable Contracts Funds, Inc. ("PVC"), Principal Funds, Inc. ("PFI"), and Principal Exchange-Traded Funds ("PETF"), all investment companies registered under the Investment Company Act of 1940, as amended, and sponsored by Principal Life Insurance Company, on April 25, 2019 at 10:00 a.m. Central Time, at 655 9th Street, Des Moines, Iowa 50392.
The enclosed proxy materials relate to only PVC and are being sent to only the PVC shareholders that owned shares of any series of PVC (each an "Account" and, collectively, the "Accounts") as of February 21, 2019, the record date for the Meeting and any adjournments or postponements thereof (the "Record Date"). The Accounts' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts.You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to one or more Accounts. As a result, you have the right to instruct your insurance company how to vote the shares of the Accounts that represent your contract value.  Your insurance company will vote, in accordance with your instructions, the number of Account shares that represents that portion of your contract value invested in each of the Accounts as of the Record Date.
PFI and PETF shareholders that owned shares of any series of PFI or PETF as of the Record Date will separately receive proxy materials for only PFI and/or PETF. References in these proxy materials to an "Account" or the "Accounts" and the "Board of Directors" are to PVC Account(s) and the PVC Board of Directors, unless otherwise indicated.
The purpose of the Meeting for PVC shareholders is to elect the Board of Directors, including one nominee for new Director, and to consider other proposals.
Proposal Affecting All Accounts. Shareholders of all Accounts are being asked to:

•	Elect twelve Directors as members of the Board of Directors.

Proposals Affecting Only Certain Accounts. Shareholders of the Accounts indicated in parenthesis below are being asked to:

•
Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Account without obtaining shareholder approval (the Accounts listed below only (each a "Group A Account" and, collectively, the "Group A Accounts")).

Group A Accounts:

Bond Market Index Account	International Emerging Markets Account	Principal LifeTime 2050 Account
Core Plus Bond Account	LargeCap Growth Account	Principal LifeTime 2060 Account
Diversified Balanced Account	LargeCap Growth Account I	Principal LifeTime Strategic Income Account
Diversified Balanced Managed Volatility Account	LargeCap S&P 500 Index Account	Real Estate Securities Account
Diversified Growth Account	LargeCap S&P 500 Managed Volatility Index Account	Short-Term Income Account
Diversified Growth Managed Volatility Account	MidCap Account	SmallCap Account
Diversified Income Account	Principal Capital Appreciation Account	SAM Balanced Portfolio*
Diversified International Account	Principal LifeTime 2010 Account	SAM Conservative Balanced Portfolio*
Equity Income Account	Principal LifeTime 2020 Account	SAM Conservative Growth Portfolio*
Government & High Quality Bond Account	Principal LifeTime 2030 Account	SAM Flexible Income Portfolio*
Income Account	Principal LifeTime 2040 Account	SAM Strategic Growth Portfolio*
* Strategic Asset Management (SAM) Portfolio.

•
Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Account without obtaining shareholder approval (the Group A Accounts only).

•	Approve amendment of certain fundamental investment restrictions:

◦	Approve an amended fundamental investment restriction relating to commodities for the Account (each Account).

◦
Approve an amended fundamental investment restriction relating to concentration for the Account (the Group B Accounts listed below only (each a "Group B Account" and, collectively, the "Group B Accounts")).

Group B Accounts:

Core Plus Bond Account	LargeCap Growth Account
Diversified International Account	LargeCap Growth Account I
Equity Income Account	MidCap Account
Government & High Quality Bond Account	Principal Capital Appreciation Account
Income Account	Short-Term Income Account
International Emerging Markets Account	SmallCap Account

◦
Approve an amended fundamental investment restriction relating to concentration for the Account (the Group C Accounts listed below only (each a "Group C Account" and, collectively, the "Group C Accounts")).

Group C Accounts:

Diversified Balanced Account	Principal LifeTime 2030 Account
Diversified Balanced Managed Volatility Account	Principal LifeTime 2040 Account
Diversified Balanced Volatility Control Account	Principal LifeTime 2050 Account
Diversified Growth Account	Principal LifeTime Strategic Income Account
Diversified Growth Managed Volatility Account	SAM Balanced Portfolio*
Diversified Growth Volatility Control Account	SAM Conservative Balanced Portfolio*
Diversified Income Account	SAM Conservative Growth Portfolio *
Multi-Asset Income Account	SAM Flexible Income Portfolio*
Principal LifeTime 2010 Account	SAM Strategic Growth Portfolio*
Principal LifeTime 2020 Account
* Strategic Asset Management (SAM) Portfolio.

•	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Enclosed you will find PVC’s Notice of Joint Annual Meeting of Shareholders, a Proxy Statement, and a voting instruction card for shares of each Account to which you had allocated contract value as of the Record Date.  The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors has voted in favor of all of the proposals and recommends that you give voting instructions “For” all of the proposals.

In order for your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 24, 2019.  As a convenience, we offer three options by which you may give voting instructions:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card.  Be sure you have your control number, as printed on your voting instruction card, available when you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate you taking the time to respond to this important matter.  Your vote is important.  If you have questions regarding the Meeting, please call our Shareholder Services Department toll-free at 1-800-222-5852.

Sincerely,

Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

Bond Market Index Account	MidCap Account
Core Plus Bond Account	Multi-Asset Income Account
Diversified Balanced Account	Principal Capital Appreciation Account
Diversified Balanced Managed Volatility Account	Principal LifeTime 2010 Account
Diversified Balanced Volatility Control Account	Principal LifeTime 2020 Account
Diversified Growth Account	Principal LifeTime 2030 Account
Diversified Growth Managed Volatility Account	Principal LifeTime 2040 Account
Diversified Growth Volatility Control Account	Principal LifeTime 2050 Account
Diversified Income Account	Principal LifeTime 2060 Account
Diversified International Account	Principal LifeTime Strategic Income Account
Equity Income Account	Real Estate Securities Account
Government & High Quality Bond Account	SAM Balanced Portfolio*
Income Account	SAM Conservative Balanced Portfolio*
International Emerging Markets Account	SAM Conservative Growth Portfolio *
LargeCap Growth Account	SAM Flexible Income Portfolio*
LargeCap Growth Account I	SAM Strategic Growth Portfolio*
LargeCap S&P 500 Index Account	Short-Term Income Account
LargeCap S&P 500 Managed Volatility Index Account	SmallCap Account
    * Strategic Asset Management (SAM) Portfolio.

To Shareholders and Contract Owners:

A joint annual meeting of shareholders of each series of Principal Variable Contracts Funds, Inc. ("PVC"), Principal Funds, Inc., and Principal Exchange-Traded Funds will be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time (the “Meeting”).  For PVC, the Meeting is being held to consider and vote on the following matters as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof:

1.	Election of the Board of Directors (all Accounts).

2.
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Account without obtaining shareholder approval (Group A Accounts, as set forth in the proposal, only).

3.
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Account without obtaining shareholder approval (Group A Accounts, as set forth in the proposal, only).

4.	Approval of amendment of certain fundamental investment restrictions:
a.     Approval of an amended fundamental investment restriction relating to commodities for the Account (each Account).
b.     Approval of an amended fundamental investment restriction relating to concentration for the Account (Group B Accounts, as set forth in the proposal, only).
c.     Approval of an amended fundamental investment restriction relating to concentration for the Account (Group C Accounts, as set forth in the proposal, only).
Each shareholder of record at the close of business on February 21, 2019, the record date for the Meeting, is entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The Accounts' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. If you are a Contract Owner, you are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to one or more Accounts. As a result, you have the right to instruct your insurance company how to vote the shares of the Accounts that represent your contract value.

Your vote is important.  No matter how many shares you own, please vote.  If you have allocated your contract value to more than one Account, you will have a separate voting instruction card for each such Account, and you need to return all of the voting instruction cards (or follow the instructions to vote by telephone and on the Internet).  To save your Account(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Directors

Beth C. Wilson
Vice President and Secretary

Dated: March 4, 2019
Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 25, 2019. This Proxy Statement is available on the Internet at www.proxyvote.com.

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PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS OF
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.,
PRINCIPAL FUNDS, INC., AND
PRINCIPAL EXCHANGE-TRADED FUNDS
TO BE HELD APRIL 25, 2019

MARCH 4, 2019

TABLE OF CONTENTS

		Page
Introduction		3
Voting Information		6
Proposal 1	Election of the Board of Directors	10
Proposal 2	Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors on behalf of the Account without obtaining shareholder approval (Group A Accounts only)	30
Proposal 3	Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors on behalf of the Account without obtaining shareholder approval (Group A Accounts only)	33
Proposal 4	Approval of amendment of certain fundamental investment restrictions	35
4(a)	Approval of an amended fundamental investment restriction relating to commodities for the Account (each Account)	36
4(b)	Approval of an amended fundamental investment restriction relating to concentration for the Account (Group B Accounts only)	37
4(c)	Approval of an amended fundamental investment restriction relating to concentration for the Account (Group C Accounts only)	38
Independent Registered Public Accounting Firm		40
Other Matters		45
Appendix A	Outstanding Shares and Share Ownership	A-1
Appendix B	Audit Committee Charter	B-1
Appendix C	Nominating and Governance Committee Charter	C-1

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

PROXY STATEMENT
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2019
_________________
INTRODUCTION

Each series of Principal Variable Contracts Funds, Inc. (“PVC” or “we”), Principal Funds, Inc. ("PFI"), and Principal Exchange-Traded Funds ("PETF") will hold a joint annual meeting of shareholders on April 25, 2019 at 10:00 a.m. Central Time, at 655 9th Street, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”).  This Proxy Statement and the accompanying voting instruction card(s) relate to PVC only and are first being sent to PVC shareholders on or about March 11, 2019. Separate proxy materials for each of PFI and PETF are being sent to PFI and PETF shareholders.
Shares of each separate series of PVC (each an “Account” and, collectively, the “Accounts”) are owned of record by insurance company separate accounts (“Separate Accounts”) established to fund benefits under variable annuity contracts and variable life insurance policies (each a “Contract”) issued by such insurance companies (each an “Insurance Company”).  Persons holding Contracts are referred to herein as “Contract Owners.”
PVC is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  PVC currently offers 36 Accounts listed below:

Bond Market Index Account	MidCap Account
Core Plus Bond Account	Multi-Asset Income Account
Diversified Balanced Account	Principal Capital Appreciation Account
Diversified Balanced Managed Volatility Account	Principal LifeTime 2010 Account
Diversified Balanced Volatility Control Account	Principal LifeTime 2020 Account
Diversified Growth Account	Principal LifeTime 2030 Account
Diversified Growth Managed Volatility Account	Principal LifeTime 2040 Account
Diversified Growth Volatility Control Account	Principal LifeTime 2050 Account
Diversified Income Account	Principal LifeTime 2060 Account
Diversified International Account	Principal LifeTime Strategic Income Account
Equity Income Account	Real Estate Securities Account
Government & High Quality Bond Account	SAM Balanced Portfolio*
Income Account	SAM Conservative Balanced Portfolio*
International Emerging Markets Account	SAM Conservative Growth Portfolio *
LargeCap Growth Account	SAM Flexible Income Portfolio*
LargeCap Growth Account I	SAM Strategic Growth Portfolio*
LargeCap S&P 500 Index Account	Short-Term Income Account
LargeCap S&P 500 Managed Volatility Index Account	SmallCap Account
* Strategic Asset Management (SAM) Portfolio.
The sponsor of PVC is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa (“Principal Life”), and the investment advisor and fund administrator to the Accounts is Principal Global Investors, LLC (“PGI”).  Principal Funds Distributor, Inc. (the “Distributor”) is the distributor for all share classes of the Accounts.  Principal Life, PGI, and the Distributor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”).  Their address is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
PVC will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a report, please contact PVC by calling the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. Copies of each Account's most recent annual and semi-annual shareholder reports can also be obtained at www.principalfunds.com/prospectuses-pvc.

Summary of Proposals.  The Meeting is being held to consider several proposals.  The proposals to be voted upon, and the Accounts to which each proposal applies, are set forth below.

	Proposal	Applicable Accounts
Proposal 1	Election of the Board of Directors	All Accounts (shareholders of all Accounts vote together)
Proposal 2
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors on behalf of the Account without obtaining shareholder approval
Group A Accounts, as set forth in Proposal 2
Proposal 3
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors on behalf of the Account without obtaining shareholder approval
Group A Accounts, as set forth in Proposal 3
Proposal 4	Approval of amendment of certain fundamental investment restrictions
4(a)	Approval of an amended fundamental investment restriction relating to commodities for the Account	Each Account (there are separate votes for each Account, and shareholders of each Account vote for that Account only)
4(b)	Approval of an amended fundamental investment restriction relating to concentration for the Account	Group B Accounts, as set forth in Proposal 4(b)
4(c)	Approval of an amended fundamental investment restriction relating to concentration for the Account	Group C Accounts, as set forth in Proposal 4(c)

VOTING INFORMATION

Voting procedures.  We are furnishing this Proxy Statement to you in connection with the solicitation of proxies on behalf of the Board to be used at the Meeting. Please vote your shares by mailing the enclosed card(s) in the enclosed postage-paid envelope or by following the instructions on the card(s) for voting by telephone or via the Internet. Shareholders who wish to attend the Meeting in person may call 1-800-222-5852 if they have any questions.
If you complete and return the enclosed voting instruction card(s) (or if you give your proxy by telephone or via the Internet), the persons named on the card as proxies will vote your shares as you indicate on the card(s) (or as you instruct by telephone or via the Internet) or for approval of each proposal for which there is no indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Variable Contracts Funds, Inc. in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed card at a later date to the Meeting Secretary of Principal Variable Contracts Funds, Inc. in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or via the Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting rights.  Only shareholders of record at the close of business on February 21, 2019 (the “Record Date”) are entitled to vote. The shareholders of all Accounts and all share classes will vote together on Proposal 1 regarding the election of Directors. The shareholders of each Account subject to the proposal will vote together and not by class of shares for Proposals 2 - 4. You are entitled to one vote on each proposal submitted to the shareholders of an Account for each share of that Account you hold, and fractional votes for fractional shares held.
The affirmative vote of a plurality of the shares voted at the Meeting is required for the election of a Director under Proposal 1. This means that those nominees for Director receiving the highest number of votes cast at the Meeting will be elected. The nominees are running unopposed, so each nominee is expected to be elected as a Director because all nominees who receive votes in favor will be elected. Proposals 2 - 4 require for approval the vote of a “majority of the outstanding voting securities,” which is defined in the

1940 Act to mean, with respect to an Account, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Account present in person or by proxy at the meeting of that Account, if the holders of more than 50% of the outstanding voting securities of the Account are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Account (such lesser amount being a “Majority of the Outstanding Voting Securities”).  Under this definition, a proposal could be approved by as little as approximately one-third of the outstanding voting securities of the Account to which that proposal applies.
The number of votes eligible to be cast at the Meeting with respect to each Account as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum requirements; abstentions and broker non-votes.  A quorum must be present at the Meeting for the transaction of business by any Account. For Proposal 1, the presence in person or by proxy of one-third of the shares of PVC outstanding at the close of business on the Record Date constitutes a quorum. For Proposals 2 - 4, the presence in person or by proxy of one-third of the shares of each applicable Account outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Account.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. As a result, with respect to (i) Proposal 1 requiring the affirmative vote of a plurality of shares cast at the Meeting, abstentions will have no effect on the outcome of such proposal, and (ii) Proposals 2 - 4 requiring the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against such proposals.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. A "broker non-vote" occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Proposals 2 - 4 may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on Proposals 2 - 4 will have the same effect as a vote against such proposal. Proposal 1 is considered routine under the rules of the New York Stock Exchange, so if you do not give your broker or nominee voting instructions on this proposal, your broker or nominee may vote your shares in its discretion, resulting in no broker non-votes. However, if your broker or nominee does not exercise such discretion and a broker non-vote results, such broker non-vote will have no effect on the outcome of Proposal 1.
If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to an Account will require the affirmative vote of the holders of a majority of the shares of the Account present in person or by proxy at the Meeting.  The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Contract Owner voting instructions.  Shares of the Accounts are sold to Separate Accounts of the Insurance Companies and are used to fund benefits under Contracts. Each Contract Owner has the right to instruct your Insurance Company how to vote the shares of the Accounts that represent your contract value. You can do so by marking voting instructions on the voting instruction card(s) enclosed with this Proxy Statement and then signing and dating the voting instruction card(s) and mailing the card in the envelope provided.  If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals.  Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Each Insurance Company will vote the shares for which it does not receive timely voting instructions from Contract Owners in the same proportion as votes cast by Contract Owners.  Accordingly, there are not expected to be any broker non-votes. Because of the proportional voting described above, it is unlikely that quorum requirements for the Meeting will not be satisfied, and, as a result, a small number of Contract Owners can determine the outcome of the voting.
Solicitation procedures.  We intend to solicit proxies by mail.  Officers or employees of PVC, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact.  They will not be specially compensated for these services.  Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies.  For those services, PVC will reimburse them for their out-of-pocket expenses.  PVC has retained the services of a professional proxy soliciting firm, Broadridge Financial Solutions, Inc., to assist in soliciting proxies and provide other services in connection therewith and estimates that the aggregate cost of such services will be approximately $180,000.

Expenses of the Meeting.  The Accounts will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. The expenses will be allocated to the Account(s) generating the expense, based on the number of Contract Owners.

PROPOSAL 1

ELECTION OF THE BOARD OF DIRECTORS

(All Accounts)

At its January 31, 2019 meeting, the Board named the twelve persons listed below as nominees for election as Directors. Eleven of the nominees currently serve as Directors. The other nominee, Timothy M. Dunbar, will become a Director immediately if he is elected as a Director at the Meeting. If elected, Mr. Dunbar will fill the vacancy on the Board created by the departure of Nora Everett, who on November 28, 2018 announced her intention to retire as Chair and member of the Board, effective March 12, 2019.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.
The following table presents certain information regarding PVC's Directors and the new nominee, including their principal occupations and other directorships. Ms. Everett is not standing for re-election at the Meeting because she is retiring from the Board prior to the date of the Meeting. Information is listed separately for those Directors and nominees who are “interested persons” (as defined in the 1940 Act) of PVC (the “Interested Directors”) and those Directors and nominees who are not interested persons of PVC (the “Independent Directors”).  Three of the nominees for Independent Director, Ms. McMillan, Ms. Nickels, and Ms. VanDeWeghe, have not previously been elected Directors by PVC's shareholders. The Board’s Nominating and Governance Committee, composed of two of PVC's Independent Directors, selected and nominated Ms. McMillan, Ms. Nickels, and Ms. VanDeWeghe as candidates for Director upon the recommendations of one or more of the Directors. Two of the nominees for Interested Director, Mr. Dunbar and Mr. Halter, have not previously been elected Directors by PVC's shareholders, and both were selected and nominated as candidates for Director upon the recommendations of affiliated persons of PGI, PVC's investment advisor.

All individuals who are current Directors also serve as directors of PFI, another mutual fund sponsored by Principal Life, and as trustees of PETF, an exchange-traded fund sponsored by Principal Life. All individuals who are nominees as Directors are also currently standing as nominees for election as directors or trustees, as applicable, of PFI and PETF and, if elected by those respective shareholders, will serve as directors or trustees, as applicable, of PFI and PETF. If the same individuals are not elected by the shareholders of each of PVC, PFI, and PETF, the compositions of their boards will differ. PVC, PFI, and PETF (collectively, the “Fund Complex”) currently offer shares of a combined total of 131 funds.
Each Director will serve until the next annual meeting of shareholders or until a successor is elected and qualified.

Independent Directors and Nominees
Name, Address, and Year of Birth	Position(s) Held with PVC and Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, IA 50392 1948	Director (since 2004) Member Nominating and Governance Committee	Principal, EBA Associates (consulting and investments)	131	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director (since 2012) Member Audit Committee	Retired	131	McClatchy Newspapers, Inc.; Frontier Communications, Inc.; formerly, Herbalife Ltd.

Craig Damos 711 High Street Des Moines, IA 50392 1954	Director (since 2008) Member 15(c) Committee Member Audit Committee	President, C.P. Damos Consulting LLC (consulting services)	131	None

Independent Directors and Nominees
Mark A. Grimmett 711 High Street Des Moines, IA 50392 1960	Lead Independent Director (since 2011) Director (since 2004) Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	131	None

Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director (since 2005) Member 15(c) Committee Member Operations Committee	Formerly, CEO, MAM USA (manufacturer of infant and juvenile products)	131	MAM USA

Tao Huang 711 High Street Des Moines, IA 50392 1962	Director (since 2012) Member 15(c) Committee Member Operations Committee	Retired	131	Armstrong World Industries, Inc. (manufacturing)

Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director (since 2014) Member Operations Committee	Managing Director, Patomak Global Partners, LLC (financial services consulting). Formerly, General Counsel, Investment Company Institute	131	None

Independent Directors and Nominees
Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director (since 2015) Member Audit Committee	Formerly Executive Director, Herman Miller Foundation; Formerly President Herman Miller Healthcare	131	SpartanNash; formerly: Charlotte Russe, Follet Corporation, PetSmart, Spectrum Health Systems

Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director (since 2018) Member Operations Committee	CEO and President, Forte Consulting, Inc. (financial and management consulting)	131	Formerly: Brown Advisory, B/E Aerospace, WP Carey, Nalco (and its successor Ecolab)

The following directors are considered to be Interested Directors because they are affiliated persons of PGI, the Distributor and/or PVC's principal underwriter, or Principal Securities, Inc. ("PSI”), PVC's former principal underwriter.

Interested Directors
Name, Address, and Year of Birth	Position(s) Held with PVC and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer 711 High Street Des Moines, IA 50392 1961	Chief Executive Officer and President (since 2015) Director (since 2012) Member Executive Committee	Executive Director - Funds and Director, PGI (since 2017) Chief Executive Officer and Director, PFD (since 2015) Executive Director/Principal Funds & Trust, PLIC (since 2015) VP/Chief Operating Officer Principal Funds, PLIC (2014-2015) VP/Mutual Funds & Broker Dealer, PLIC (2001-2014) President, Chief Executive Officer, and Chair, PMC (2015-2017) EVP/Chief Operating Officer, PMC (2008-2015) Director, PMC (2006-2015) President and Director, PSI (2005-2015) Chairman and Executive Vice President, PSS (since 2015) President and Director, PSS (2007-2015)	131	None

Interested Directors
Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Nominee for Director
Director, PGI (since 2018)
President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018)
Chair/Executive Vice President, RobustWealth, Inc. (since 2018)
Director, Post (since 2018)
Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)
			N/A	None

Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director (since 2017)	Chief Executive Officer and President, PGI (since 2018) Chief Operating Officer, PGI (2017-2018) Chair, PGI (since 2018) Director, PGI (2003-2018) Director, Finisterre (since 2018) Director, Origin (since 2018) Chair, Post (since 2017) Chief Executive Officer, Principal-REI (since 2005) Chair, Principal-REI (since 2004) Chair, Spectrum (since 2017)	131	None

**	Abbreviations used:

•	Columbus Circle Investors, LLC (CCI)

•	Finisterre Capital LLP (Finisterre)

•	Origin Asset Management LLP (Origin)

•	Post Advisory Group, LLC (Post)

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Financial Group, Inc. (PFG)

•	Principal Financial Services, Inc. (PFSI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC), now PGI

•	Principal Real Estate Investors, LLC (Principal-REI)

•	Principal Securities, Inc. (PSI)

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)
During the last fiscal year ended December 31, 2018, the Board of Directors held nine meetings.  For that fiscal year, each then-serving Director attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Director served, held during the time the Director was a member of the Board.
None of the Accounts currently have a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Accounts held, or were required to hold, a shareholders’ meeting at which Board members were elected during its last fiscal year.

Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 711 High Street, Des Moines, Iowa 50392. All communications addressed to the Board or to an individual Director received by PVC are forwarded to the full Board or to the individual Director.

Officers of PVC

The following table presents certain information regarding the current officers of PVC, including their principal occupations. Officers serve at the pleasure of the Board of Directors. Each PVC officer holds the same position with PFI and PETF.

Name, Address, and Year of Birth	Position(s) Held with PVC and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer 711 High Street Des Moines, IA 50392 1961	President and Chief Executive Officer (since 2015) Director (since 2012) Member Executive Committee
Executive Director - Funds and Director, PGI (since 2017)
Chief Executive Officer and Director, PFD (since 2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
President, Chief Executive Officer, and Chair, PMC (2015-2017)
EVP/Chief Operating Officer, PMC (2008-2015)
Director, PMC (2006-2015)
President and Director, PSI (2005-2015)
Chairman and Executive Vice President, PSS (since 2015)
President and Director, PSS (2007-2015)

Randy L. Bergstrom 711 High Street Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Block 711 High Street Des Moines, IA 50392 1973	Deputy Chief Compliance Officer (since 2018) Vice President and Counsel (2017-2018) Assistant Counsel (2010-2017) Assistant Secretary (2015-2018)	Counsel, PGI (2017-2018) Counsel, PLIC (2009-2018) Counsel, PMC (2009-2013, 2014-2017)

Name, Address, and Year of Birth	Position(s) Held with PVC and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Tracy W. Bollin 711 High Street Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Managing Director, PGI (since 2016)
Chief Financial Officer, PFA (2010-2015)
Senior Vice President, PFD (since 2015)
Chief Financial Officer, PFD (2010-2016)
Chief Operating Officer and Senior Vice President, PMC (2015-2017)
Director, PMC (2014-2017)
Chief Financial Officer, PMC (2010-2015)
Chief Financial Officer, PSI (2010-2015)
President, PSS (since 2015)
Director, PSS (since 2014)
Chief Financial Officer, PSS (2010-2015)

Nora M. Everett(1) 711 High Street Des Moines, IA 50392 1959	Chair (since 2012) Director (since 2008) Member Executive Committee
Director, Finisterre
Director, Origin
Chairman, PFA (2010-2015)
Chairman, PFD (2011-2015)
President/RIS, PLIC (since 2015)
Senior Vice President/RIS, PLIC (2008-2015)
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (since 2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSI (2011-2015)
Chairman, PSS (2011-2015)

Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal - REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Prior thereto, Attorney in Private Practice

Name, Address, and Year of Birth	Position(s) Held with PVC and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015) Compliance Advisor, PMC (2013-2015)

Layne A. Rasmussen 711 High Street Des Moines, IA 50392 1958	Vice President (since 2005)	Vice President/Controller, PMC (through 2017) Director - Accounting, PLIC (since 2015) Financial Controller, PLIC (prior to 2015)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Controller (since 2016)	Director - Accounting, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015 - 2018)	Chief Compliance Officer - Funds, PGI (since 2018) Deputy Chief Compliance Officer, PGI (2017-2018) Vice President and Chief Compliance Officer, PMC (2015-2017) Vice President, PSS (since 2015)

Britney L. Schnathorst 711 High Street Des Moines, IA 50392 1981	Assistant Secretary (since 2017) Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Assistant General Counsel, PGI (2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006) Counsel, PMC (2007-2013, 2014-2017)

Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasurer, PGI (since 2017)
Assistant Vice President/Treasury, PFA (since 2013)
Assistant Vice President/Treasury, PFD (since 2013)
Assistant Vice President/Treasury, PLIC (since 2014)
Director-Treasury, PLIC (2007-2014)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI (since 2013)
Assistant Vice President/Treasury, PSS (since 2013)

Name, Address, and Year of Birth	Position(s) Held with PVC and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC

Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2017-2018) Vice President (2016-2017) Counsel (2015-2017)	Vice President (since 2015) Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2013)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (since 2017) Counsel, PLIC (since 2015) Senior Attorney, TLIC (2013-2015)

**	Abbreviations used:
•Finisterre Capital LLP (Finisterre)
•Origin Asset Management LLP (Origin)
•Principal Financial Advisors, Inc. (PFA)
•Principal Funds Distributor, Inc. (PFD)
•Principal Global Investors, LLC (PGI)
•Principal Life Insurance Company (PLIC)
•Principal Management Corporation (PMC), now PGI
•Principal Real Estate Investors, LLC (Principal-REI)
•Principal Securities, Inc. (PSI)
•Principal Shareholder Services, Inc. (PSS)
•Transamerica Life Insurance Company (TLIC)

(1) Effective March 12, 2019, Ms. Everett will retire as Chair and member of the Board.

Leadership Structure of the Board of Directors

Overall responsibility for directing PVC's business and affairs rests with the Board of Directors, who are elected by PVC’s shareholders.  In addition to serving on the PVC Board, each Director serves on the PFI Board and the PETF Board.  The Board is responsible for overseeing PVC's operations in accordance with the 1940 Act, other applicable laws, and PVC’s charter.  The Board elects the officers of PVC to supervise its day-to-day operations.  The Board meets in regularly scheduled meetings eight times throughout the year.  Board meetings may occur in-person or by telephone.  In addition, the Board holds special meetings or informal calls to discuss specific matters that may arise or require action between regularly scheduled meetings.  Board members who are Independent Directors meet annually to consider renewal of

PVC’s advisory contracts. Each Director and Director nominee has significant prior senior management and/or board experience.
As of the Record Date, the Board is composed of twelve members, nine of whom are Independent Directors. As stated above, on November 28, 2018, Ms. Everett announced her intention to retire as Chair and member of the Board, effective March 12, 2019. Mr. Dunbar will fill the Board vacancy created by Ms. Everett's retirement, effective immediately if he is elected a Director at the Meeting. Following Ms. Everett's retirement and if Mr. Dunbar is elected, the Board will continue to be composed of twelve members, nine of whom are Independent Directors.
Currently, the Chair of the Board, Nora Everett, is an interested person of PVC. The Independent Directors of PVC have appointed a lead Independent Director whose role is to review and approve, with the Chair, the agenda for each Board meeting and facilitate communication among PVC's Independent Directors as well as communication among the Independent Directors, PVC management and the full Board. PVC has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of PVC, including such items as the number of series that comprise PVC, the variety of asset classes those series reflect, the net assets of PVC, the committee structure of the Board and the distribution arrangements of PVC. The appropriateness of this structure is enhanced by PVC’s Board committees, which are described below, and the allocation of responsibilities among them. Following Ms. Everett’s retirement on March 12, 2019, the Board will elect a new Chair based upon its assessment of an appropriate leadership structure for the Board.
The Directors were selected to serve, and continue to serve, on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders, and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management.  In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board.  The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director.  As required by rules the SEC has adopted under the 1940 Act, PVC’s Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PFI and PVC since 2004 and as a Trustee of PETF since 2014. Through her professional training and experience as an attorney and her experience as a director and investment consultant, Ms. Ballantine is experienced in financial, investment, and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Director of PFI and PVC since 2012 and as a Trustee of PETF since 2014. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory, and investment matters.
Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008 and as a Trustee of PETF since 2014. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting LLC (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds, and employment experience, Mr. Damos is experienced with financial, accounting, regulatory, and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004 and Lead Independent Director since 2011 and as a Trustee of PETF since 2014. He is a Certified Public Accountant. From 1996-2015, Mr. Grimmett served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education, and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory, and investment matters.
Fritz S. Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005 and as a Trustee of PETF since 2014. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. Through his experience as a director of the Principal Funds, employment experience, and his education, Mr. Hirsch is experienced with financial, accounting, regulatory, and investment matters.

Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012 and as a Trustee of PETF since 2014. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory, and investment matters.
Karen ("Karrie”) McMillan. Ms. McMillan has served as a Director of PFI and PVC, and as a Trustee of PETF, since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment, and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as a Director of PFI and PVC, and as a Trustee of PETF, since September 2015. Ms. Nickels currently serves as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health Systems; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting, and regulatory matters.
Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as a Director of PFI and PVC, and as a Trustee of PETF, since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe served as a director of Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education and employment experience, and her experience as a director, she is experienced with financial, investment, and regulatory matters.

Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012 and as a Trustee of PETF since 2013, and has served as Chief Executive Officer and President of PFI, PVC, and PETF since 2015. Mr. Beer previously served as Executive Vice President of PFI and PVC (2001-2015) and PETF (2014-2015). Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015), and director of PMC (2006-2017), prior to PMC's merger with and into PGI. Mr. Beer has also served as the President and a director of PSI and PSS. Mr. Beer serves as Executive Director - Funds and Director of PGI. Prior to working for PMC, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory, and investment matters.
Timothy M. Dunbar. Mr. Dunbar is a new nominee for Director of PFI and PVC and for Trustee of PETF. Mr. Dunbar serves as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory, and investment matters.
Patrick G. Halter. Mr. Halter has served as a Director of PFI and PVC, and as a Trustee of PETF, since 2017. Mr. Halter also serves as Chief Executive Officer, President, and director of PGI, and Chief Executive Officer and Chair of Principal-REI. He has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory, and investment matters.
Risk oversight forms part of the Board’s general oversight of PVC and is addressed as part of various Board and committee activities.  As part of its regular oversight of PVC, the Board, directly or through a committee, interacts with and reviews reports from, among others, PVC management, sub-advisors, PVC’s Chief Compliance Officer, PVC's independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate, regarding risks faced by PVC.  The Board, with the assistance of PVC management and PGI, reviews investment policies and risks in connection with its review of PVC’s performance.  The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PVC’s compliance program and reports to the Board regarding compliance matters for PVC and its principal service providers.  In addition, as part of the Board’s periodic review of PVC’s advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  With respect to valuation, the Board oversees a PGI valuation committee comprised of PVC and PGI officers and has approved and periodically reviews valuation policies applicable to valuing PVC’s shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PVC faces.
Board Committees
Audit Committee
The Audit Committee's primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor PVC's accounting policies, financial reporting, and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of (1) the integrity of PVC’s financial statements; (2) PVC’s compliance with certain legal and regulatory requirements; (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of PVC’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among PVC's independent registered public accountants, PGI's internal auditors, PVC management, and the Board. The Audit Committee held seven meetings during the last fiscal year.  The Audit Committee is composed of Mr. Barnes, Mr. Damos, and Ms. Nickels.
A copy of the Audit Committee Charter of the Board is included as Appendix B to this Proxy Statement.
Executive Committee
The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Executive Committee may exercise all powers of the Board in the management of the business of PVC except the power to (1) issue stock, except as permitted by law; (2) recommend to the shareholders any action that requires shareholder approval; (3) amend PVC's charter or bylaws; or (4) approve any merger or share exchange that does not require shareholder approval. The Executive Committee held no meetings during the last fiscal year. As of the Record Date, the Executive Committee is composed of Mr. Grimmett, Mr. Beer, and Ms. Everett. Following Ms. Everett's retirement on March 12, 2019, the Board will appoint a third Director to serve on this committee.

Nominating and Governance Committee
The Nominating and Governance Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board.  The Nominating and Governance Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of PVC for election to the Board.  Generally, the Nominating and Governance Committee requests director nominee suggestions from the Board and management.  In addition, the Nominating and Governance Committee will consider director candidates recommended by PVC shareholders.
Director recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 711 High Street, Des Moines, Iowa 50392.  When evaluating a person as a potential nominee to serve as an Independent Director, the Nominating and Governance Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director.  The Nominating and Governance Committee also meets personally with the nominees and conducts a reference check. The final decision regarding a nominee is based on a combination of factors, including the strengths and the experience a specific individual may bring to the Board.  The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers this a factor in evaluating the composition of the Board.  The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.  The Nominating and Governance Committee held four meetings during the last fiscal year.  The Nominating and Governance Committee is composed of Ms. Ballantine and Mr. Grimmett.
A copy of the Nominating and Governance Committee Charter of the Board is included as Appendix C to this Proxy Statement.
Operations Committee
The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to PVC, communications with PVC’s shareholders, and review and oversight of PVC’s operations.  The Operations Committee held four meetings during the last fiscal year.  The Operations

Committee is composed of Mr. Hirsch, Mr. Huang, Ms. McMillan, and Ms. VanDeWeghe.
15(c) Committee
The 15(c) Committee's primary purpose is to assist the Board in performing the annual review of PVC's advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The 15(c) Committee's responsibilities include requesting and reviewing materials. The 15(c) Committee held five meetings during the last fiscal year. The 15(c) Committee is composed of Mr. Damos, Mr. Grimmett, Mr. Hirsch, and Mr. Huang.
Compensation

PVC does not pay any remuneration to its Directors or officers who are employed by PGI or its affiliates. The Board annually considers a proposal to reimburse PGI for a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Accounts based on relative net assets of each portfolio. Each Director who is not an “interested person” received compensation for service as a member of the Boards of PVC, PFI, and PETF based on a schedule that takes into account an annual retainer amount and the number of meetings attended. Responsibility for these fees and expenses are divided among the portfolios of PVC, PFI, and PETF based on their relative net assets.
The following table provides information regarding the compensation received by the Independent Directors from PVC and from the Fund Complex during the fiscal year ended December 31, 2018.  As stated above, the Fund Complex includes PVC, PFI, and PETF.  PVC does not provide retirement benefits to any Director.

Director	PVC FY Ended 12/31/18	Fund Complex FY Ended 12/31/18
Elizabeth Ballantine	$24,401	$273,250
Leroy T. Barnes, Jr.	$26,347	$295,000
Craig Damos	$27,294	$305,500
Mark A. Grimmett	$29,198	$327,000
Fritz S. Hirsch	$27,233	$305,000
Tao Huang	$25,804	$289,000
Karen ("Karrie") McMillan	$25,049	$280,500
Elizabeth A. Nickels	$25,049	$280,500
Mary M. ("Meg") VanDeWeghe *	$23,770	$266,000
* Director's appointment effective April 13, 2018.

Share Ownership

The following tables set forth the dollar range of the equity securities of each Account, and the aggregate dollar range of the equity securities of all funds within the Fund Complex, which the Directors and Director nominee beneficially owned as of December 31, 2018.  As of December 31, 2018, each of the Directors listed in the table did not beneficially own shares of funds that do not appear in the table.
As stated above, the Fund Complex includes PVC, PFI, and PETF.  For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest.  Directors who beneficially owned shares of a series of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life.  Only the Directors who are “interested persons” are eligible to participate in a PFG employee benefit program that invests in PFI.  Ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000

Independent Directors (Not Considered to Be “Interested Persons”)

PVC Account *	Ballantine	Barnes	Damos	Grimmett	Hirsch
Core Plus Bond	A	A	A	C	A
Equity Income	A	A	A	C	A
Government & High Quality Bond	A	A	A	C	A
Principal LifeTime 2020	A	A	A	C	A
SAM Balanced	A	A	A	C	A
Total Fund Complex	E	E	E	E	E

PVC Account *	Huang	McMillan	Nickels	VanDeWeghe
Core Plus Bond	A	A	A	A
Equity Income	A	A	A	A
Government & High Quality Bond	A	A	A	A
Principal LifeTime 2020	A	A	A	A
SAM Balanced	A	A	A	A
Total Fund Complex	E	E	E	E
* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity contracts or variable life policies.

Directors Considered to be "Interested Persons"

PVC Account *	Beer	Dunbar	Everett	Halter
Midcap	A	E	A	A
SAM Balanced	A	B	A	A
SAM Strategic Growth	E	A	A	A
Total Fund Complex	E	E	E	E
* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity contracts or variable life policies.

Required vote.  The shareholders of all Accounts and all share classes will vote together on the election of Directors.  The affirmative vote of a plurality of the shares voted at the Meeting at which a quorum is present is required for the election of a Director of PVC. If one or more nominee(s) for Director are not elected, the Board will determine what action, if any, should be taken.
The Board of Directors recommends that shareholders vote “For” each nominee.

PROPOSAL 2

APPROVE THE ABILITY OF PGI TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH WHOLLY-OWNED AFFILIATED
SUB-ADVISORS ON BEHALF OF THE ACCOUNT WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Group A Accounts Only)

Bond Market Index Account	International Emerging Markets Account	Principal LifeTime 2050 Account
Core Plus Bond Account	LargeCap Growth Account	Principal LifeTime 2060 Account
Diversified Balanced Account	LargeCap Growth Account I	Principal LifeTime Strategic Income Account
Diversified Balanced Managed Volatility Account	LargeCap S&P 500 Index Account	Real Estate Securities Account
Diversified Growth Account	LargeCap S&P 500 Managed Volatility Index Account	Short-Term Income Account
Diversified Growth Managed Volatility Account	MidCap Account	SmallCap Account
Diversified Income Account	Principal Capital Appreciation Account	SAM Balanced Portfolio*
Diversified International Account	Principal LifeTime 2010 Account	SAM Conservative Balanced Portfolio*
Equity Income Account	Principal LifeTime 2020 Account	SAM Conservative Growth Portfolio*
Government & High Quality Bond Account	Principal LifeTime 2030 Account	SAM Flexible Income Portfolio*
Income Account	Principal LifeTime 2040 Account	SAM Strategic Growth Portfolio*
* Strategic Asset Management (SAM) Portfolio.
Background
Section 15(a) of the 1940 Act generally requires an investment company to obtain shareholder approval before retaining a new sub-advisor or making material changes to an existing sub-advisory agreement. On January 19, 1999, the SEC granted an exemptive order to, among others, the Group A Accounts and PGI(1) that allows them to enter into and materially amend agreements with

(1) The Unaffiliated Order and Wholly-Owned Order order were granted to Principal Management Corporation ("PMC"), including PMC's successors (defined to mean an entity resulting from a reorganization into another jurisdiction or a change in the type of business organization) and any entity controlling, controlled by, or under common control with PMC or its successors. On May 1, 2017, PMC merged with and into PGI, both of which were indirect, wholly-owned subsidiaries of PFG and, therefore, under common control. All references to PGI in this Proposal 2 and Proposal 3 reflect the result of PMC's merger with and into its affiliate PGI.

unaffiliated sub-advisors without requiring shareholder approval (the “Unaffiliated Order”). Subsequently, on September 8, 2014, the SEC granted an order that expanded and replaced the Unaffiliated Order by allowing the Group A Accounts, among others, and PGI to enter into and materially amend agreements with wholly-owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI and/or an affiliated person of PGI) (the "Wholly-Owned Order"). However, each Group A Account's shareholders must approve any such Account's reliance on the expanded relief related to wholly-owned affiliated sub-advisors.
The Board proposes that shareholders of each Group A Account approve the proposal. The proposal would permit PGI, in its capacity as the investment manager to that Group A Account and subject to Board approval, to enter into and/or materially amend sub-advisory agreements with wholly-owned affiliated sub-advisors (in addition to the already permitted unaffiliated sub-advisors) without obtaining shareholder approval pursuant to the Wholly-Owned Order. PGI could only do so if the Board concludes that the new or amended sub-advisory agreement would be in the best interests of such Group A Account and its shareholders.
Operation under the Wholly-Owned Order
If shareholders approve this Proposal 2, PGI will be permitted to hire, terminate, or replace unaffiliated or wholly-owned sub-advisors (“Eligible Sub-Advisors”) and materially amend agreements with Eligible Sub-Advisors without obtaining shareholder approval. New sub-advisory agreements between PGI and an Eligible Sub-Advisor, and any material changes to such agreements, will require the approval of the Board, including the Independent Directors, as is the case today. The relief under the Wholly-Owned Order does not apply to the advisory agreement between PGI and any Group A Account, and material changes to such agreement would continue to require approval of shareholders. In accordance with the conditions of the Wholly-Owned Order, within 90 days of the hiring of an Eligible Sub-Advisor, shareholders will continue to be furnished essentially all information about the Eligible Sub-Advisor and sub-advisory agreement that would be required to be included in a proxy statement.

Board Consideration in Approving Use of Wholly-Owned Order
The Board believes that it is in the best interests of each Group A Account and its shareholders to provide PGI and the Board with increased flexibility to select and contract with sub-advisors without incurring the significant delay and expense associated with obtaining shareholder approval. The Board believes that the additional flexibility under the Wholly-Owned Order would permit each Group A Account to operate more efficiently and cost-effectively. Under the Unaffiliated Order, approval by the shareholders of sub-advisory agreements or material amendments thereto with respect to unaffiliated sub-advisors is not required. However, each Group A Account must currently call and hold a shareholder meeting before it appoints a new wholly-owned sub-advisor or materially amends a sub-advisory agreement with a wholly-owned sub-advisor. Each time a shareholder meeting is called, the relevant Group A Account must create and distribute proxy materials and solicit proxy votes from that Account's shareholders. This process is time consuming and costly, and such costs are sometimes borne by the Group A Account, thereby reducing shareholders' net investment returns. Additionally, approval of this Proposal 2 would permit PGI to act quickly in certain situations in which PGI and the Board (whose approval of all such matters will continue to be required) believes that a sub-advisor change or sub-advisory agreement change is warranted.
Required vote. Shareholders of each Group A Account will vote separately on this Proposal 2. As to any Group A Account, approval of the Wholly-Owned Order will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Account. If the required shareholder approval is not obtained by any Group A Account, such Group A Account will continue to be required to obtain shareholder approval to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors.
The Board of Directors recommends that the shareholders of each Group A Account vote “For” the Proposal applicable to such Group A Account.

PROPOSAL 3

APPROVE THE ABILITY OF PGI TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH MAJORITY-OWNED AFFILIATED
SUB-ADVISORS ON BEHALF OF THE ACCOUNT WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Group A Accounts Only)

Bond Market Index Account	International Emerging Markets Account	Principal LifeTime 2050 Account
Core Plus Bond Account	LargeCap Growth Account	Principal LifeTime 2060 Account
Diversified Balanced Account	LargeCap Growth Account I	Principal LifeTime Strategic Income Account
Diversified Balanced Managed Volatility Account	LargeCap S&P 500 Index Account	Real Estate Securities Account
Diversified Growth Account	LargeCap S&P 500 Managed Volatility Index Account	Short-Term Income Account
Diversified Growth Managed Volatility Account	MidCap Account	SmallCap Account
Diversified Income Account	Principal Capital Appreciation Account	SAM Balanced Portfolio*
Diversified International Account	Principal LifeTime 2010 Account	SAM Conservative Balanced Portfolio*
Equity Income Account	Principal LifeTime 2020 Account	SAM Conservative Growth Portfolio*
Government & High Quality Bond Account	Principal LifeTime 2030 Account	SAM Flexible Income Portfolio*
Income Account	Principal LifeTime 2040 Account	SAM Strategic Growth Portfolio*
* Strategic Asset Management (SAM) Portfolio.
Background
The Group A Accounts, among others, and PGI have applied for a further order that would permit PGI to enter into and materially amend agreements with majority-owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 50% owned, directly or indirectly, by PGI and/or an affiliated person of PGI) (the "Majority-Owned Order").
The SEC has not issued the Majority-Owned Order to any Group A Account or PGI and there is no guarantee that such order will be granted. The Board, however, is proposing that the shareholders of each Group A Account approve a proposal to permit such Group A Account to operate pursuant to the Majority-Owned Order if and when granted. It is anticipated that such order, if granted, will impose various conditions that are the same or similar to those currently imposed on each Group A Account and PGI by the Wholly-Owned Order. As the Majority-Owned Order has not been issued, however, such terms and conditions may be different. This Proposal 3 requests approval of the use of the Majority-Owned Order under any terms or conditions that may be imposed by the SEC in the Majority-Owned Order. Each Group A Account anticipates that the manager-of-managers structure will operate essentially in the same manner as under the Wholly-Owned Order, except that the expansion of such relief will also apply to majority-owned affiliated sub-advisors.
Board Consideration in Approving Reliance
under Majority-Owned Order
Similar to the consideration given by the Board in recommending the approval of the Wholly-Owned Order, the Board believes that expanding such relief to majority-owned sub-advisors is in the best interests of each Group A Account and its shareholders by providing PGI and the Board increased flexibility in selecting and contracting with sub-advisors without incurring the significant delay and expense associated with obtaining shareholder approval.
Required vote. Shareholders of each Group A Account will vote separately on this Proposal 3. As to any Group A Account, approval of the Majority-Owned Order will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Group A Account. If the required shareholder approval is not obtained by any Group A Account, and if the SEC grants the Majority-Owned Order, such Group A Account will continue to be required to obtain shareholder approval to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors.
The Board of Directors recommends that the shareholders of each Group A Account vote “For” the Proposal applicable to such Group A Account.

PROPOSAL 4

APPROVAL OF AMENDMENT OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction
PVC has adopted certain investment policies for each Account, which it generally refers to as “investment restrictions,” that can only be changed by a vote of shareholders. Such investment restrictions are considered “fundamental.”  The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, purchasing or selling commodities or real estate, borrowing money and making loans, diversification, industry concentration, and underwriting securities of other issuers be fundamental, and the Board may elect to designate other policies as fundamental.
Shareholders of certain Accounts are being asked to approve amendments to certain fundamental investment restrictions. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 4(a) - 4(c)).
PGI has reviewed each of the current investment restrictions and has recommended to the Board that certain restrictions be amended. The proposed amendments are intended to clarify and simplify PVC's fundamental restrictions and to incorporate flexibility to accommodate future regulatory changes without the need for further shareholder action. Additionally, to reflect changes over time in industry practices and regulatory requirements, some of the proposed amendments update fundamental restrictions that are more restrictive than are required under the federal securities laws.
The proposed amendments are not expected to have any material effect on the manner in which any Account is managed or on any Account's current principal investment objective(s).
The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Accounts and their shareholders. If approved by shareholders of an Account, each amended investment restriction will become effective as to that Account when PVC's Statement of Additional Information is revised or supplemented to reflect the amendment.

Required vote. Shareholders of each Account will vote separately on each proposed amendment that applies to that Account. As to any Account, approval of each of Proposals 4(a) - 4(c) will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Account. If a proposed amendment is not approved by shareholders of an Account, the current investment restriction will remain in effect as to that Account.
The Board recommends that the shareholders of each Account vote “For” each Proposal applicable to the Account.

Organization of Proposals
The amendment to each fundamental investment restriction is set forth in a separate proposal below (Proposals 4(a) - 4(c)). The Accounts that will vote on each proposal are identified under the caption for that proposal, and each proposal sets forth the proposed amended fundamental investment restriction as well as the restriction currently in effect. For each proposal, the term “Account” or "Accounts" refers to the Account or Accounts voting on the particular proposal.
PROPOSAL 4(a)

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO COMMODITIES FOR THE ACCOUNT

(Each Account)

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that each Account have a fundamental restriction dealing with the purchase or sale of commodities. The 1940 Act does not prohibit a fund from investing in commodities.
Proposed restriction: The Board is proposing that the Accounts indicated above adopt the following fundamental investment restriction relating to commodities:
The Account may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
Current Restriction: Currently, each Account has a fundamental investment restriction relating to commodities that differs from the proposed restriction. The current restriction is set forth below.

"Each Account may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."
Discussion of proposed amendment. The proposed amendment is intended to clarify that each Account's ability to purchase or sell commodities is limited by all laws applicable to such Account, not just the 1940 Act. Under the proposed restriction, if current applicable law changes, each Account could conform to such new law without shareholders taking further action.
Approval by any Account of the proposed amended restriction relating to commodities is not expected to increase the risk of an investment in the Account or affect the way the Account is currently managed or operated.
PROPOSAL 4(b)

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO CONCENTRATION FOR THE ACCOUNT

(Group B Accounts Only)

Core Plus Bond Account	Income Account	MidCap Account
Diversified International Account	International Emerging Markets Account	Principal Capital Appreciation Account
Equity Income Account	LargeCap Growth Account	Short-Term Income Account
Government & High Quality Bond Account	LargeCap Growth Account I	SmallCap Account

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry.
Proposed restriction: The Board is proposing that the Accounts indicated above adopt the following fundamental investment restriction relating to concentration:
The Account may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.

Current Restriction: Currently, the Accounts indicated above have a fundamental investment restriction relating to concentration that differs from the proposed restriction. The current restriction is set forth below.
"Each Accounts may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."
Discussion of proposed amendment. Because the 1940 Act does not otherwise permit concentration, the exception stated in the current restriction is not meaningful. The proposed amendment is intended to clarify the restriction by deleting such exception. Each Account currently has, and will continue to have, a fundamental investment restriction that prohibits the Account from concentrating its investments in any one industry.
Approval by an Account of the proposed amended restriction relating to concentration is not expected to increase the risk of an investment in the Account.
PROPOSAL 4(c)

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO CONCENTRATION FOR THE ACCOUNT

(Group C Accounts Only)

Diversified Balanced Account	Multi-Asset Income Account	Principal LifeTime Strategic Income Account
Diversified Balanced Managed Volatility Account	Principal LifeTime 2010 Account	SAM Balanced Portfolio*
Diversified Balanced Volatility Control Account	Principal LifeTime 2020 Account	SAM Conservative Balanced Portfolio*
Diversified Growth Account	Principal LifeTime 2030 Account	SAM Conservative Growth Portfolio *
Diversified Growth Managed Volatility Account	Principal LifeTime 2040 Account	SAM Flexible Income Portfolio*
Diversified Growth Volatility Control Account	Principal LifeTime 2050 Account	SAM Strategic Growth Portfolio*
Diversified Income Account	Principal LifeTime 2060 Account
* Strategic Asset Management (SAM) Portfolio.

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry.
Proposed restriction: The Board is proposing that the Accounts indicated above adopt the following fundamental investment restriction relating to concentration:
The Account may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.
Current Restriction: Currently, the Accounts indicated above have a fundamental investment restriction relating to concentration that differs from the proposed restriction. The current restriction is set forth below.
"Each Account may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."
Discussion of proposed amendment. Because the 1940 Act does not otherwise permit concentration, the exception stated in the current restriction is not meaningful. The proposed amendment is intended to clarify the restriction by deleting such exception. Each Account currently has, and will continue to have, a fundamental investment restriction that prohibits the Account from concentrating its investments in any one industry.
Approval by an Account of the proposed amended restriction relating to concentration is not expected to increase the risk of an investment in the Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as the independent registered public accounting firm for PVC for the fiscal year ending December 31, 2019 and served as such for the last two fiscal years. The independent registered public accounting firm audits annual financial statements for PVC and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
The Audit Committee of the Board (the “Audit Committee”) has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the “independent auditor”).
* * *

The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

•	Services that are subject to audit procedure during a financial statement audit;

•	Services where the auditor would act on behalf of management;

•	Services where the auditor is an advocate to the client's position in an adversarial proceeding;

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit functions or human resources;

•	Broker or dealer, investment advisor, or investment banking services;

•	Legal services and expert services unrelated to the audit;

•	Tax planning services related to listed, confidential and aggressive transactions;

•
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;

•	Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2.
(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.
The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.
Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5.
The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.
Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.
For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.
The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

* * *
The Audit Committee has considered whether the provision of non-audit services that were rendered to PVC’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to PVC that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Audit Fees.  During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
December 31, 2017 — $610,734
December 31, 2018 — $572,733

Audit-Related Fees.  Ernst & Young provided audit-related services to PVC that are not included under "Audit Fees" above.   These services related to the review of filings on Forms N-1A and N-14.

During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
December 31, 2017 — $10,000
December 31, 2018 — $5,500

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Tax Fees.  Ernst & Young reviews the federal income tax returns and federal excise tax returns of PVC. In connection with this review, Ernst & Young reviews the calculation of PVC's dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries.
During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
December 31, 2017 — $112,847
December 31, 2018 — $150,191

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
All Other Fees.  Ernst & Young has not billed PVC for other products or services during the last two fiscal years.
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
The aggregate non-audit fees Ernst & Young billed to PVC, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to PVC for each of its last two fiscal years were as follows.
December 31, 2017 — $122,847
December 31, 2018 — $155,691

Ernst & Young provided no services during PVC’s last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation  S-X.

OTHER MATTERS

PVC does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PVC is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of PVC or any Account must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be included in the proxy materials relating to that meeting.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is an Account shareholder of record, unless PVC has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. PVC will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF DIRECTORS

March 4, 2019
Des Moines, Iowa

It is important that proxies be returned promptly.  Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign, date, and return the voting instruction card(s) in the enclosed envelope or give their proxy by telephone or via the Internet.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote of each class of shares of each Account.  As indicated, not all Accounts have all classes of shares outstanding.  All the shares of the Accounts are owned of record by Principal Life and other insurance companies.  The ultimate parent entity of Principal Life is PFG.

Account	Share Class	Shares Outstanding
Bond Market	1	227,652,946

Core Plus Bond	1	25,986,224
	2	80,747

Diversified Balanced	1	2,459,535
	2	63,755,618

Diversified Balanced Managed Volatility	2	14,177,500

Diversified Balanced Volatility Control	2	7,073,418

Diversified Growth	2	211,676,587

Diversified Growth Managed Volatility	2	27,689,582

Diversified Growth Volatility Control	2	39,670,625

Diversified Income	2	19,643,510

Diversified International	1	16,904,359
	2	154,643

Equity Income	1	27,520,554
	2	1,110,781

Government & High Quality Bond	1	22,661,007
	2	276,044

Account	Share Class	Shares Outstanding
Income	1	17,367,962
	2	314,602

International Emerging Markets	1	5,466,043
	2	105,528

LargeCap Growth	1	3,437,191
	2	78,398

LargeCap Growth I	1	9,799,865
	2	113,493

LargeCap S&P 500 Managed Volatility Index	1	15,533,900

LargeCap S&P 500 Index	1	139,979,548
	2	456,820

MidCap	1	9,604,557
	2	322,630

Multi-Asset Income	1	34,623
	2	5,263

Principal Capital Appreciation	1	4,883,995
	2	343,922

Principal LifeTime Strategic Income	1	1,816,056

Principal LifeTime 2010	1	2,522,500

Principal LifeTime 2020	1	13,711,535
	2	105,189

Principal LifeTime 2030	1	12,332,666
	2	161,229

Account	Share Class	Shares Outstanding
Principal LifeTime 2040	1	4,499,684
	2	47,672

Principal LifeTime 2050	1	2,274,132
	2	69,945

Principal LifeTime 2060	1	391,942

Real Estate Securities	1	7,367,123
	2	197,263

SAM (Strategic Asset Management) Balanced	1	39,613,417
	2	7,489,888

SAM (Strategic Asset Management) Conservative Balanced	1	14,042,073
	2	1,873,221

SAM (Strategic Asset Management) Conservative Growth	1	10,918,936
	2	6,906,432

SAM (Strategic Asset Management) Flexible Income	1	13,068,396
	2	2,170,887

SAM (Strategic Asset Management) Strategic Growth	1	7,604,549
	2	6,324,999

Short-Term Income	1	57,690,002
	2	1,567,349

SmallCap	1	11,302,914
	2	342,469

As of December 31, 2018, the Directors, Director nominees, and officers of PVC together owned beneficially less than 1% of the outstanding shares of any share class of any of the Accounts, except as listed below:
•Core Plus Bond Account - Class 2 - 3.363%
•Principal Lifetime 2020 Account - Class 2 - 2.146%
As of February 6, 2019, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of any of the Accounts.

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
BOND MARKET	54.17%	123,488,584	DIVERSIFIED GROWTH ACCOUNT
INDEX; Class 1			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET	21.99%	50,136,760	DIVERSIFIED BALANCED ACCOUNT
INDEX; Class 1			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET	6.91%	15,765,971	DIVERSIFIED INCOME ACCOUNT
INDEX; Class 1			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET	6.23%	14,211,280	DIVERSIFIED GROWTH VOLATILITY
INDEX; Class 1			CONTROL ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET	5.04%	11,501,118	DIVERSIFIED GROWTH MANAGED
INDEX; Class 1			VOLATILITY ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
CORE PLUS	19.70%	5,132,796	PRINCIPAL LIFE INSURANCE CO CUST.
BOND; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS	16.44%	4,282,479	PRINCIPAL LIFE INSURANCE CO CUST
BOND; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS	14.13%	3,681,264	PRINCIPAL LIFE INSURANCE CO CUST
BOND; Class 1			VUL
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS	10.48%	2,730,548	LIFETIME 2020 ACCOUNT
BOND; Class 1			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS	8.16%	2,126,677	PRINCIPAL LIFE INSURANCE CO CUST.
BOND; Class 1			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS	7.13%	1,858,073	LIFETIME 2030 ACCOUNT
BOND; Class 1			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
CORE PLUS	49.76%	38,190	PRINCIPAL LIFE INSURANCE CO CUST.
BOND; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS	32.46%	24,913	PRINCIPAL LIFE INSURANCE CO CUST.
BOND; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS	17.77%	13,642	PRINCIPAL LIFE INSURANCE CO CUST
BOND; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	81.03%	11,506,276	PRINCIPAL LIFE INSURANCE CO CUST.
BALANCED MANAGED			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
VOLATILITY;			ATTN INDIVIDUAL LIFE ACCOUNTING
CLASS 2			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	15.15%	2,152,052	PRINCIPAL LIFE INSURANCE CO CUST.
BALANCED MANAGED			FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
VOLATILITY;			ATTN INDIVIDUAL LIFE ACCOUNTING
CLASS 2			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
DIVERSIFIED	55.99%	1,377,200	PRINCIPAL LIFE INSURANCE CO CUST
BALANCED;			FBO PRINCIPAL INDIVIDUAL -
Class 1			PRINCIPAL FLEXIBLE VARIABLE
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED	22.13%	544,520	PRINCIPAL LIFE INSURANCE CO CUST
BALANCED;			FBO PRINCIPAL INDIVIDUAL - PRINFLEX
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED	96.63%	61,979,531	PRINCIPAL LIFE INSURANCE CO CUST.
BALANCED; Class 2			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED	100.00%	6,883,836	PRINCIPAL LIFE INSURANCE CO CUST.
BALANCED VOLATILITY			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
CONTROL;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 2			711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED	88.59%	24,640,116	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH MANAGED			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
VOLATILITY;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 2			711 HIGH ST
DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
DIVERSIFIED	8.46%	2,355,179	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH MANAGED			FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
VOLATILITY;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 2			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	97.78%	207,756,803	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH; Class 2			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	100.00%	39,101,876	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH VOLATILITY			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
CONTROL;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 2			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	87.75%	17,021,510	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 2			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	9.75%	1,891,903	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	26.13%	4,426,755	PRINCIPAL LIFE INSURANCE CO CUST
INTERNATIONAL;			FLEX VARIABLE ANNUITY
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

DIVERSIFIED	13.89%	2,352,536	PRINCIPAL LIFE INSURANCE CO CUST
INTERNATIONAL;			PRINFLEX LIFE
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	12.71%	2,153,456	PRINCIPAL LIFE INSURANCE CO CUST.
INTERNATIONAL; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	12.46%	2,110,888	PRINCIPAL LIFE INSURANCE CO CUST.
INTERNATIONAL;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	7.80%	1,321,746	PRINCIPAL LIFE INSURANCE CO CUST
INTERNATIONAL;			VUL
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	7.20%	1,220,896	PRINCIPAL LIFE INSURANCE CO CUST
INTERNATIONAL;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	5.56%	941,977	PRINCIPAL LIFE INSURANCE CO CUST
INTERNATIONAL;			VUL INCOME
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

DIVERSIFIED	5.31%	900,612	PRINCIPAL LIFE INSURANCE CO CUST
INTERNATIONAL;			VUL II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	39.27%	60,410	PRINCIPAL LIFE INSURANCE CO CUST.
INTERNATIONAL; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED	31.32%	48,169	FARMERS NEW WORLD LIFE INS CO
INTERNATIONAL;			VARIABLE UNIVERSAL LIFE II AGENT
Class 2			ATTN SEPERATE ACCOUNTS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

DIVERSIFIED INTERNATIONAL;	10.81%	16,628	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

DIVERSIFIED	10.81%	16,636	PRINCIPAL LIFE INSURANCE CO CUST
INTERNATIONAL; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
DIVERSIFIED	6.20%	9,548	PRINCIPAL LIFE INSURANCE CO CUST.
INTERNATIONAL; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME;	19.62%	5,432,457	PRINCIPAL LIFE INSURANCE CO CUST.
Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME;	12.65%	3,503,475	SAM BALANCED PORTFOLIO PVC
Class 1			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME;	12.37%	3,424,781	PRINCIPAL LIFE INSURANCE CO CUST
Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME;	11.73%	3,248,953	TIAA-CREF LIFE SEPARATE ACCOUNT
Class 1			VA-1 OF TIAA-CREF LIFE INS CO
			8500 ANDREW CARNEGIE BLVD
			MAIL CODE - E3/N6
			CHARLOTTE NC 28262-8500

EQUITY INCOME;	8.16%	2,260,719	SAM CONS GROWTH PORTFOLIO PVC
Class 1			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
EQUITY INCOME; Class 1	7.58%	2,099,011	SAM STRATEGIC GROWTH PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 2	26.17%	290,096	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

EQUITY INCOME;	25.99%	288,070	FARMERS NEW WORLD LIFE INS CO
Class 2			ATTN SEGREGATED ASSETS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

EQUITY INCOME;	22.00%	243,880	FARMERS NEW WORLD LIFE INS CO
Class 2			ATTN SEGREGATED ASSETS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

EQUITY INCOME;	7.39%	81,917	FARMERS NEW WORLD LIFE INS CO
Class 2			VARIABLE UNIVERSAL LIFE II AGENT
			ATTN SEPERATE ACCOUNTS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

EQUITY INCOME;	7.15%	79,248	PRINCIPAL LIFE INSURANCE CO CUST.
Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
EQUITY INCOME;	5.36%	59,417	PRINCIPAL LIFE INSURANCE CO CUST.
Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT &	20.07%	4,564,407	PRINCIPAL LIFE INSURANCE CO CUST
HIGH QUALITY			FLEX VARIABLE ANNUITY
BOND; CLASS 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT &	17.88%	4,066,216	SAM BALANCED PORTFOLIO PVC
HIGH QUALITY			ATTN MUTUAL FUND ACCOUNTING-H221
BOND; CLASS 1			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT &	15.93%	3,622,419	PRINCIPAL LIFE INSURANCE CO CUST.
HIGH QUALITY BOND; CLASS 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT &	9.52%	2,165,713	SAM FLEXIBLE INCOME PORTFOLIO PVC
HIGH QUALITY			ATTN MUTUAL FUND ACCOUNTING-H221
BOND; CLASS 1			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT &	8.19%	1,862,536	SAM CONS BALANCED PORTFOLIO PVC
HIGH QUALITY			ATTN MUTUAL FUND ACCOUNTING-H221
BOND; CLASS 1			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
GOVERNMENTT &	5.37%	1,221,251	PRINCIPAL LIFE INSURANCE CO CUST.
HIGH QUALITY			FBO PRINCIPAL INDIVIDUAL -
BOND; CLASS 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT &	36.98%	102,174	PRINCIPAL LIFE INSURANCE CO CUST.
HIGH QUALITY BOND; CLASS 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT &	28.21%	77,933	PRINCIPAL LIFE INSURANCE CO CUST.
HIGH QUALITY BOND; CLASS 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENTT & HIGH QUALITY	28.10%	77,632	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
BOND; Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

INCOME; Class 1	44.49%	7,748,230	SAM BALANCED PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME; Class 1	24.01%	4,182,020	SAM FLEXIBLE INCOME PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
INCOME; Class 1	16.86%	2,936,855	SAM CONS BALANCED PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME; Class 1	8.88%	1,546,603	SAM CONS GROWTH PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME; Class 2	49.10%	152,108	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

INCOME; Class 2	29.39%	91,060	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME; Class 2	11.50%	35,638	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL	28.41%	1,556,411	PRINCIPAL LIFE INSURANCE CO CUST.
EMERGING MARKETS; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
INTERNATIONAL	19.78%	1,083,576	PRINCIPAL LIFE INSURANCE CO CUST
EMERGING			FLEX VARIABLE ANNUITY
MARKETS; Class 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

INTERNATIONAL	13.74%	752,942	PRINCIPAL LIFE INSURANCE CO CUST
EMERGING			EXEC VAR UNIVERSAL LIFE II
MARKETS; Class 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

INTERNATIONAL	7.59%	415,813	PRINCIPAL LIFE INSURANCE CO CUST
EMERGING			VUL INCOME
MARKETS; Class 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

INTERNATIONAL	7.01%	383,967	PRINCIPAL LIFE INSURANCE CO CUST.
EMERGING			FBO PRINCIPAL INDIVIDUAL -
MARKETS; Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

INTERNATIONAL	5.76%	315,873	PRINCIPAL LIFE INSURANCE CO CUST
EMERGING			PRINFLEX LIFE
MARKETS; Class 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

INTERNATIONAL	5.03%	275,726	PRINCIPAL LIFE INSURANCE CO CUST
EMERGING			VUL II
MARKETS; Class 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
INTERNATIONAL	63.58%	65,438	PRINCIPAL LIFE INSURANCE CO CUST.
EMERGING MARKETS; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL	24.32%	25,039	PRINCIPAL LIFE INSURANCE CO CUST
EMERGING MARKETS; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL	12.08%	12,442	PRINCIPAL LIFE INSURANCE CO CUST.
EMERGING MARKETS; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	26.47%	2,601,321	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH I;			FLEX VARIABLE ANNUITY
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	23.91%	2,350,656	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH I;			PRINFLEX LIFE
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	21.16%	2,079,916	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH I;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
LARGECAP	10.47%	1,029,033	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH I;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	6.63%	651,603	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH I; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	50.29%	55,712	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH I; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	42.15%	46,697	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH I; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	7.54%	8,361	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH I; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
LARGECAP	25.05%	863,811	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	18.02%	621,477	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH; Class 1			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	16.11%	555,409	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH; Class 1			VUL
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	9.57%	330,163	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	7.78%	268,443	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH; Class 1			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	7.46%	257,336	AMERICAN GENERAL LIFE INSURANCE CO
GROWTH; Class 1			VARIABLE PRODUCTS DEPARTMENT
			ATTN: DEBORAH KERAI
			PO BOX 1591
			HOUSTON TX 77251-1591

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

LARGECAP	32.80%	25,471	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	22.64%	17,578	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 2	19.11%	14,841	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

LARGECAP	14.42%	11,198	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP	10.23%	7,946	FARMERS NEW WORLD LIFE INS CO
GROWTH; Class 2			VARIABLE UNIVERSAL LIFE II AGENT
			ATTN SEPERATE ACCOUNTS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
LARGECAP S&P	66.72%	93,643,538	DIVERSIFIED GROWTH ACCOUNT
500 INDEX;			ATTN MUTUAL FUND ACCOUNTING H221
Class 1			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P	14.75%	20,703,266	DIVERSIFIED BALANCED ACCOUNT
500 INDEX;			ATTN MUTUAL FUND ACCOUNTING H221
Class 1			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P	5.20%	7,300,398	PRINCIPAL LIFE INSURANCE CO CUST
500 INDEX;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P	52.81%	239,932	PRINCIPAL LIFE INSURANCE CO CUST.
500 INDEX; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P	34.73%	157,793	PRINCIPAL LIFE INSURANCE CO CUST
500 INDEX; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P	12.44%	56,536	PRINCIPAL LIFE INSURANCE CO CUST.
500 INDEX; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
LARGECAP S&P	72.19%	11,254,356	DIVERSIFIED GROWTH MANAGED
500 MANAGED			VOLATILITY ACCOUNT
VOLATILITY			ATTN MUTUAL FUND ACCOUNTING H221
INDEX; Class 1			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P	27.80%	4,335,542	DIVERSIFIED BALANCED MANAGED
500 MANAGED			VOLATILITY ACCOUNT
VOLATILITY			ATTN MUTUAL FUND ACCOUNTING H221
INDEX; Class 1			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 1	36.55%	3,531,336	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 1	19.74%	1,907,180	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 1	13.83%	1,336,483	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 2	62.77%	203,442	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
MIDCAP; Class 2	23.87%	77,364	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

MULTI-ASSET	34.76%	11,080	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

MULTI-ASSET	20.72%	6,607	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

MULTI-ASSET	15.57%	4,965	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

MULTI-ASSET	13.99%	4,460	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

MULTI-ASSET	49.61%	2,621	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 1			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
MULTI-ASSET	29.98%	1,584	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

MULTI-ASSET	20.39%	1,077	PRINCIPAL GLOBAL INVESTORS LLC
INCOME; Class 2			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

PRINCIPAL	47.77%	2,350,501	PRINCIPAL LIFE INSURANCE CO CUST.
CAPITAL APPRECIATION;			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	22.99%	1,131,383	PRINCIPAL LIFE INSURANCE CO CUST
CAPITAL			FLEX VARIABLE ANNUITY
APPRECIATION;			ATTN IND ACCTNG G-12-S41
Class 1			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL	6.74%	331,874	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
APPRECIATION;			VARIABLE SEPERATE ACCOUNT
Class 1			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

PRINCIPAL CAPITAL	6.38%	313,893	AMERICAN GENERAL LIFE INSURANCE CO
APPRECIATION;			VARIABLE PRODUCTS DEPARTMENT
Class 1			ATTN: DEBORAH KERAI
			PO BOX 1591
			HOUSTON TX 77251-1591

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL	25.05%	87,868	FARMERS NEW WORLD LIFE INS CO
CAPITAL			VARIABLE UNIVERSAL LIFE II AGENT
APPRECIATION;			ATTN SEPERATE ACCOUNTS
Class 2			3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL	20.95%	73,486	FARMERS NEW WORLD LIFE INS CO
CAPITAL			ATTN SEGREGATED ASSETS
APPRECIATION;			3003 77TH AVE SE
Class 2			MERCER ISLAND WA 98040-2890

PRINCIPAL CAPITAL	20.47%	71,782	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
APPRECIATION;			VARIABLE SEPERATE ACCOUNT
Class 2			ATTN LEGAL DEPARTMENT
21650 OXNARD STREET STE 750
WOODLAND HILLS CA 91367-4997

PRINCIPAL	11.45%	40,185	PRINCIPAL LIFE INSURANCE CO CUST.
CAPITAL APPRECIATION;			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
Class 2			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL	8.28%	29,039	PRINCIPAL LIFE INSURANCE CO CUST
CAPITAL APPRECIATION;			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
Class 2			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL	7.88%	27,641	FARMERS NEW WORLD LIFE INS CO
CAPITAL			ATTN SEGREGATED ASSETS
APPRECIATION;			3003 77TH AVE SE
Class 2			MERCER ISLAND WA 98040-2890

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL	47.78%	1,227,883	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2010; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	21.29%	547,245	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2010;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	20.01%	514,196	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2010;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	43.16%	5,940,832	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2010; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	27.38%	3,768,746	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2010;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL	16.50%	2,271,615	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2020;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	74.57%	77,800	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2020; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	22.91%	23,906	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2020; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	35.52%	4,384,828	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2030; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	34.67%	4,280,491	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2030;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL	14.68%	1,812,957	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2030;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	45.56%	72,622	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2030; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	40.32%	64,270	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2030; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	14.11%	22,499	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2030; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	36.88%	1,672,177	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2040;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL	19.05%	863,851	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2040; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	16.74%	759,307	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2040;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	10.71%	485,710	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2040;			VUL INCOME
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	5.45%	247,243	PRINCIPAL NATIONAL LIFE INS CO
LIFETIME 2040;			FBO VUL INCOME III
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

PRINCIPAL	77.54%	37,072	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2040; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	20.26%	9,688	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2040; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

PRINCIPAL	30.18%	684,389	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2050; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	23.04%	522,679	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2050;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	15.21%	345,032	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2050;			VUL INCOME
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	9.20%	208,809	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2050;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	5.72%	129,834	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2050;			VARIABLE UNIVERSAL LIFE INCOME II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL	5.67%	128,649	PRINCIPAL NATIONAL LIFE INS CO
LIFETIME 2050;			FBO VUL INCOME III
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

PRINCIPAL	5.65%	128,169	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2050;			VUL II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	67.66%	47,401	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2050; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	24.47%	17,146	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2050; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	7.86%	5,509	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2050; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL	41.53%	166,656	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2060;			EXEC VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL	23.90%	95,940	PRINCIPAL NATIONAL LIFE INS CO
LIFETIME 2060;			FBO VUL INCOME III
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST G-012-S41
DES MOINES IA 50392-9992

PRINCIPAL	18.46%	74,110	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME 2060;			FBO PRINCIPAL INDIVIDUAL -
Class 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL	7.73%	31,048	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2060;			BENE VAR UNIVERSAL LIFE II
Class 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL	6.26%	25,122	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME 2060;			VARIABLE UNIVERSAL LIFE INCOME II
Class 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL	43.86%	792,920	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME STRATEGIC			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
INCOME; Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL	18.69%	337,962	PRINCIPAL LIFE INSURANCE CO CUST.
LIFETIME			FBO PRINCIPAL INDIVIDUAL -
STRATEGIC			EXECUTIVE VARIABLE UNIVERSAL LIFE
INCOME; Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

PRINCIPAL	17.13%	309,701	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME			EXEC VAR UNIVERSAL LIFE II
STRATEGIC			ATTN IND ACCTNG G-12-S41
INCOME; Class 1			711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL	9.02%	163,144	PRINCIPAL LIFE INSURANCE CO CUST
LIFETIME			FLEX VARIABLE ANNUITY
STRATEGIC			ATTN IND ACCTNG G-12-S41
INCOME; Class 1			711 HIGH ST
DES MOINES IA 50392-0001

REAL ESTATE	23.75%	1,748,286	PRINCIPAL LIFE INSURANCE CO CUST.
SECURITIES; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

REAL ESTATE	22.06%	1,624,267	PRINCIPAL LIFE INSURANCE CO CUST
SECURITIES;			FLEX VARIABLE ANNUITY
CLASS 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

REAL ESTATE	13.76%	1,013,218	PRINCIPAL LIFE INSURANCE CO CUST.
SECURITIES;			FBO PRINCIPAL INDIVIDUAL -
CLASS 1			EXECUTIVE VARIABLE UNIVERSAL LIFE
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

REAL ESTATE	12.34%	908,814	PRINCIPAL LIFE INSURANCE CO CUST
SECURITIES;			EXEC VAR UNIVERSAL LIFE II
CLASS 1			ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

REAL ESTATE	6.48%	477,071	PRINCIPAL LIFE INSURANCE CO CUST
SECURITIES;			PRINFLEX LIFE
CLASS 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE	46.30%	91,933	PRINCIPAL LIFE INSURANCE CO CUST.
SECURITIES; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE	36.37%	72,227	PRINCIPAL LIFE INSURANCE CO CUST.
SECURITIES; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE	11.07%	21,992	PRINCIPAL LIFE INSURANCE CO CUST
SECURITIES; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE	5.89%	11,705	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
SECURITIES;			VARIABLE SEPERATE ACCOUNT
Class 2			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM BALANCED	67.90%	27,032,699	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED	8.30%	3,307,904	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO;			FLEX VARIABLE ANNUITY
Class 1			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED	23.83%	1,799,751	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO;			ATTN SEGREGATED ASSETS
Class 2			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

SAM BALANCED PORTFOLIO;	23.22%	1,753,779	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

SAM BALANCED	20.52%	1,549,944	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO;			3003 77TH AVE SE
Class 2			MERCER ISLAND WA 98040-2890

SAM BALANCED	11.51%	869,635	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO;			ATTN SEGREGATED ASSETS
Class 2			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM BALANCED	6.64%	501,898	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO;	5.52%	417,256	THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.
Class 2			FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

SAM	59.21%	8,259,680	PRINCIPAL LIFE INSURANCE CO CUST.
CONSERVATIVE BALANCED			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
PORTFOLIO;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 1			711 HIGH ST
DES MOINES IA 50392-0001

SAM	19.84%	2,768,453	PRINCIPAL LIFE INSURANCE CO CUST
CONSERVATIVE			EXEC VAR UNIVERSAL LIFE II
BALANCED			ATTN IND ACCTNG G-12-S41
PORTFOLIO;			711 HIGH ST
Class 1			DES MOINES IA 50392-0001

SAM	6.07%	847,495	PRINCIPAL LIFE INSURANCE CO CUST
CONSERVATIVE			FLEX VARIABLE ANNUITY
BALANCED			ATTN IND ACCTNG G-12-S41
PORTFOLIO;			711 HIGH ST
Class 1			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM CONSERVATIVE	24.41%	455,569	FARMERS NEW WORLD LIFE INS CO
BALANCED			ATTN SEGREGATED ASSETS
PORTFOLIO;			3003 77TH AVE SE
Class 2			MERCER ISLAND WA 98040-2890

SAM	19.83%	370,143	FARMERS NEW WORLD LIFE INS CO
CONSERVATIVE BALANCED			3003 77TH AVE SE
PORTFOLIO; Class 2			MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE	14.71%	274,542	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
BALANCED			VARIABLE SEPERATE ACCOUNT
PORTFOLIO;			ATTN LEGAL DEPARTMENT
Class 2			21650 OXNARD STREET STE 750
WOODLAND HILLS CA 91367-4997

SAM	12.21%	227,883	PRINCIPAL LIFE INSURANCE CO CUST.
CONSERVATIVE BALANCED			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
PORTFOLIO;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 2			711 HIGH ST
DES MOINES IA 50392-0001

SAM	11.63%	217,132	PRINCIPAL LIFE INSURANCE CO CUST.
CONSERVATIVE BALANCED			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
PORTFOLIO;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 2			711 HIGH ST
DES MOINES IA 50392-0001

SAM	9.48%	176,883	FARMERS NEW WORLD LIFE INS CO
CONSERVATIVE			ATTN SEGREGATED ASSETS
BALANCED			3003 77TH AVE SE
PORTFOLIO; Class 2			MERCER ISLAND WA 98040-2890

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM	5.88%	109,876	PRINCIPAL LIFE INSURANCE CO CUST
CONSERVATIVE BALANCED			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
PORTFOLIO;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 2			711 HIGH ST
DES MOINES IA 50392-0001

SAM	37.95%	4,170,526	PRINCIPAL LIFE INSURANCE CO CUST.
CONSERVATIVE GROWTH			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
PORTFOLIO;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 1			711 HIGH ST
DES MOINES IA 50392-0001

SAM	10.51%	1,155,899	PRINCIPAL LIFE INSURANCE CO CUST
CONSERVATIVE			VARIABLE UNIVERSAL LIFE INCOME II
GROWTH			ATTN IND ACCTNG G-12-S41
PORTFOLIO;			711 HIGH ST
Class 1			DES MOINES IA 50392-0001

SAM	9.80%	1,077,986	PRINCIPAL NATIONAL LIFE INS CO
CONSERVATIVE			FBO VUL INCOME III
GROWTH			ATTN INDIVIDUAL LIFE ACCOUNTING
PORTFOLIO;			711 HIGH ST G-012-S41
Class 1			DES MOINES IA 50392-9992

SAM	7.60%	835,501	PRINCIPAL LIFE INSURANCE CO CUST
CONSERVATIVE			EXEC VAR UNIVERSAL LIFE II
GROWTH			ATTN IND ACCTNG G-12-S41
PORTFOLIO;			711 HIGH ST
Class 1			DES MOINES IA 50392-0001

SAM CONSERVATIVE	7.16%	787,896	AMERICAN GENERAL LIFE INSURANCE CO
GROWTH			VARIABLE PRODUCTS DEPARTMENT
PORTFOLIO;			ATTN: DEBORAH KERAI
Class 1			PO BOX 1591
HOUSTON TX 77251-1591

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM CONSERVATIVE	6.63%	728,654	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
GROWTH			VARIABLE SEPERATE ACCOUNT
PORTFOLIO;			ATTN LEGAL DEPARTMENT
Class 1			21650 OXNARD STREET STE 750
WOODLAND HILLS CA 91367-4997

SAM	5.91%	649,888	PRINCIPAL LIFE INSURANCE CO CUST
CONSERVATIVE			FLEX VARIABLE ANNUITY
GROWTH			ATTN IND ACCTNG G-12-S41
PORTFOLIO;			711 HIGH ST
Class 1			DES MOINES IA 50392-0001

SAM	29.25%	2,024,087	FARMERS NEW WORLD LIFE INS CO
CONSERVATIVE GROWTH			3003 77TH AVE SE
PORTFOLIO; Class 2			MERCER ISLAND WA 98040-2890

SAM	29.01%	2,007,254	FARMERS NEW WORLD LIFE INS CO
CONSERVATIVE			ATTN SEGREGATED ASSETS
GROWTH			3003 77TH AVE SE
PORTFOLIO; Class 2			MERCER ISLAND WA 98040-2890

SAM	18.21%	1,260,163	FARMERS NEW WORLD LIFE INS CO
CONSERVATIVE			ATTN SEGREGATED ASSETS
GROWTH			3003 77TH AVE SE
PORTFOLIO; Class 2			MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE	11.46%	792,779	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
GROWTH			VARIABLE SEPERATE ACCOUNT
PORTFOLIO;			ATTN LEGAL DEPARTMENT
Class 2			21650 OXNARD STREET STE 750
WOODLAND HILLS CA 91367-4997

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM FLEXIBLE	64.18%	8,430,340	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME PORTFOLIO			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	15.28%	2,007,307	PRINCIPAL LIFE INSURANCE CO CUST
INCOME			FLEX VARIABLE ANNUITY
PORTFOLIO;			ATTN IND ACCTNG G-12-S41
Class 1			711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE	23.87%	513,753	FARMERS NEW WORLD LIFE INS CO
INCOME			ATTN SEGREGATED ASSETS
PORTFOLIO;			3003 77TH AVE SE
Class 2			MERCER ISLAND WA 98040-2890

SAM FLEXIBLE	22.14%	476,387	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME PORTFOLIO;			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
Class 2			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	17.84%	383,997	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO;			VARIABLE SEPERATE ACCOUNT
Class 2			ATTN LEGAL DEPARTMENT
21650 OXNARD STREET STE 750
WOODLAND HILLS CA 91367-4997

SAM FLEXIBLE	13.91%	299,484	PRINCIPAL LIFE INSURANCE CO CUST
INCOME PORTFOLIO;			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
Class 2			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM FLEXIBLE	13.13%	282,695	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME PORTFOLIO;			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
Class 2			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC	30.59%	2,329,116	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH PORTFOLIO;			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC	19.29%	1,469,112	PRINCIPAL NATIONAL LIFE INS CO
GROWTH			FBO VUL INCOME III
PORTFOLIO;			ATTN INDIVIDUAL LIFE ACCOUNTING
Class 1			711 HIGH ST G-012-S41
DES MOINES IA 50392-9992

SAM STRATEGIC	12.81%	975,253	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH			VARIABLE UNIVERSAL LIFE INCOME II
PORTFOLIO;			ATTN IND ACCTNG G-12-S41
Class 1			711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC	7.19%	547,433	PRINCIPAL LIFE INSURANCE CO CUST
GROWTH			VUL INCOME
PORTFOLIO;			ATTN IND ACCTNG G-12-S41
Class 1			711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC	5.38%	409,675	PRINCIPAL LIFE INSURANCE CO CUST.
GROWTH			FBO PRINCIPAL INDIVIDUAL -
PORTFOLIO;			EXECUTIVE VARIABLE UNIVERSAL LIFE
Class 1			ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

SAM STRATEGIC	36.20%	2,299,411	FARMERS NEW WORLD LIFE INS CO
GROWTH			ATTN SEGREGATED ASSETS
PORTFOLIO;			3003 77TH AVE SE
Class 2			MERCER ISLAND WA 98040-2890

SAM STRATEGIC	34.87%	2,214,705	FARMERS NEW WORLD LIFE INS CO
GROWTH			3003 77TH AVE SE
PORTFOLIO; Class 2			MERCER ISLAND WA 98040-2890

SAM STRATEGIC	14.00%	889,348	FARMERS NEW WORLD LIFE INS CO
GROWTH			ATTN SEGREGATED ASSETS
PORTFOLIO;			3003 77TH AVE SE
Class 2			MERCER ISLAND WA 98040-2890

SHORT-TERM	39.59%	22,898,509	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM	17.50%	10,121,804	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM	11.07%	6,403,889	LIFETIME 2020 ACCOUNT
INCOME; Class 1			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SHORT-TERM	7.95%	4,600,931	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM	6.57%	3,800,143	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 1			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM	35.13%	541,025	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM	29.65%	456,609	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM	24.28%	373,902	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SHORT-TERM	9.77%	150,500	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
INCOME; Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

SMALLCAP;	28.41%	3,225,895	PRINCIPAL LIFE INSURANCE CO CUST
Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP;	22.08%	2,506,843	PRINCIPAL LIFE INSURANCE CO CUST.
Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP;	15.77%	1,791,102	PRINCIPAL LIFE INSURANCE CO CUST
Class 1			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP;	7.17%	814,616	PRINCIPAL LIFE INSURANCE CO CUST.
Class 1			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP;	38.28%	130,717	FARMERS NEW WORLD LIFE INS CO
Class 2			ATTN SEGREGATED ASSETS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SMALLCAP;	25.89%	88,401	FARMERS NEW WORLD LIFE INS CO
Class 2			ATTN SEGREGATED ASSETS
			3003 77TH AVE SE
			MERCER ISLAND WA 98040-2890

SMALLCAP;	12.36%	42,235	PRINCIPAL LIFE INSURANCE CO CUST.
Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP;	7.90%	26,988	PRINCIPAL LIFE INSURANCE CO CUST.
Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP;	6.38%	21,801	PRINCIPAL LIFE INSURANCE CO CUST
Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP; Class 2	5.83%	19,921	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

APPENDIX B

AUDIT COMMITTEE CHARTER

PRINCIPAL FUNDS1
Audit Committee Charter (Amended March 13, 2018)
This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;2 (3) the independent registered public accounting firm’s qualifications and independence; and (4) the performance of the Funds’ independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight. Fund management is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles and for establishing and maintaining appropriate systems for accounting, reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’

____________________
1 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds
2 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set forth in this charter.

financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

The Committee’s role is limited to oversight. Fund management is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles and for establishing and maintaining appropriate systems for accounting, reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. The independent registered public accounting firm is ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines
The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended. The number of Committee members shall satisfy each of the securities exchanges on which the Funds offers shares. In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

There shall be four regular meetings of the Committee each year. In conjunction with these meetings, the Committee shall meet in private executive sessions. The Committee or its Chair may call additional meetings as each deems appropriate. The Committee shall meet periodically, in separate executive sessions, with representatives of Fund Management, the Manager’s internal auditors and the Funds’ independent registered public accounting firm. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.

•
Quorum. At any Committee meeting a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities
The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Financial Reporting Process:

•
Review with Fund management and the independent registered public accounting firm, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.

•	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

•	Oversee the compliance with the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.

•	Review annually with management and the independent registered public accounting firm, policies for valuation of Fund portfolio securities and pricing errors.

•	Review within 90 days prior to the filing of the Funds’ annual financial statements a report from the independent registered public accounting firm on:

•	All critical accounting policies and practices to be used;

•
All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;

•
Other material written communications between the independent registered public accounting firm and Fund management including any audit problems or difficulties and management’s response, the management representation letter or schedule of unadjusted differences, if any; and

•	All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2‑01 of Regulation S‑X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:

•
Review with Fund management and the independent registered public accounting firm their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

•	Review the Funds’ policies with respect to risk assessment and risk management.

•	Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

•	Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, auditing and internal control matters.

•
Receive and review information from the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer regarding any complaints concerning questionable accounting, internal accounting controls, audit matters, or fund accounting matters made through the Principal Financial Group’s “whistleblower” procedures by employees of the Funds or the investment advisor, sub-advisors, administrators, principal underwriters, or any other provider of accounting related services for the Funds. Principal Financial Group’s whistleblower procedures are intended to empower employees and others to confidentially and anonymously report any unethical employee behavior, and those procedures will be used to facilitate the identification by the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer of complaint information for the Audit Committee’s review.

•
Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR and Form N-Q, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.

•	Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accounting Firm:

•
Approve and recommend to the Board the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.

•
Meet with the Funds’ independent registered public accounting firm, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accounting firm the annual financial statements, including a discussion with the independent registered public accounting firm of matters required by professional standards and (v) review the form of opinion the independent registered public accounting firm proposes to render to the Board.

•
Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accounting firm as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.[3]

•	Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accounting firm.

____________________
3 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

•
Obtain and review a report by the independent registered public accounting firm, at least annually, describing any material issues raised by the most recent PCAOB review of the independent registered public accounting firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.

•	Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accounting firm for the Funds.

•
Review and pre-approve all non-audit services performed by the Funds’ independent registered public accounting firm for the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accounting firm to provide any of these non-audit services.

•
Consider the controls applied by the independent registered public accounting firm in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

•	Review annual audit plans of the independent registered public accounting firm for the Funds.

Other Responsibilities

•	Report activities to the Boards of Directors/Trustees on a regular basis.

•	Conduct an annual self-evaluation.

•	Maintain communication with counsel for independent directors/trustees.

•
Investigate any other matter brought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Funding
The Committee shall receive appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for the Funds; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

 06/12/2017
PRINCIPAL FUNDS1
Nominating and Governance Committee Charter
This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.
Purpose
The Committee’s primary purpose is to oversee the structure and efficiency of the Boards of Directors/Trustees and the committees the Boards establish.
Operating Guidelines
The Board shall appoint the members of the Committee and the Committee Chair.
There shall be four regular meetings of the Committee each year. The Committee or its Chair may call additional meetings as each deems appropriate.
Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

______________________
1 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds.

•	Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.

•
Quorum. At any Committee meeting a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities
The responsibilities of the Committee include, but are not limited to, the following:
Board Membership and Functions

•	Periodically review the composition of the Board and consider whether additional members are needed

•	Identify and evaluate director/trustee candidates and recommend individuals for membership on the Board

•	Nominate the Lead Independent Director/Trustee of the Board

•	Periodically review Independent Director/Trustee compensation

•	Review internal auditor annual reports of Directors’/Trustees’ expense records

•	Formulate a Director/Trustee retirement policy

•	Oversee the Boards’ annual evaluation of its performance and the performance of its committees

•	Oversee the development and implementation of orientation for new Directors/Trustees

•	Periodically review the Board’s governance policies and procedures

Committee Membership and Functions

•	Periodically review the Board’s committee structure and assignment of functions to each committee

•	Identify and recommend individuals for membership and chair positions on all committees, except to the extent a committee’s members are established by its charter.

Insurance Coverage

•	At least annually, review the Funds’ fidelity bond for appropriateness of type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

•
At least annually, review the Funds’ directors/trustees and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

Legal Matters

•	Oversee the legal counsel for the independent directors/trustees and such counsel’s independence

•	As needed, review Fund litigation matters

Other Responsibilities

•	Report activities to the Boards of Directors/Trustees on a regular basis.

•	Maintain communication with counsel for independent directors/trustees.

•
Investigate any other matter bought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.